UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            March 20, 2020

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Reference is made to the settlement agreement, dated February 18, 2020 (the “Settlement Agreement”), among Palm Coast Data LLC (“PCD”), Palm Coast Data Holdco, Inc. (“Seller”) and Studio Membership Services, LLC (“Buyer”) described in the current report on Form 8-K, which was filed with the Securities and Exchange Commission on February 19, 2020. Seller is a subsidiary of the Company.

PCD failed to timely make a payment of $325,000 to Seller on or before March 20, 2020 pursuant to the Settlement Agreement. As a result, PCD is in default under (a) the Settlement Agreement, (b) the Industrial Lease, dated effective April 26, 2019, by and between Commerce Blvd Holdings, LLC (“CBH”), as landlord, and PCD, as tenant, with respect to the real property known as 11 Commerce Boulevard, Palm Coast, Florida and the related lease amendment contained in Exhibit C to the Settlement Agreement, (c) the Industrial Lease, dated effective April 26, 2019, by and between Two Commerce LLC (“TC”), as landlord, and PCD, as tenant, with respect to the real property known as 2 Commerce Boulevard, Palm Coast, Florida and the related lease amendment contained in Exhibit B to the Settlement Agreement and (d) the purchase agreement, dated February 18, 2020, between CBH, as seller, and 11 Commerce Blvd Holdings, LLC, as purchaser, with respect to the real property known as 11 Commerce Boulevard, Palm Coast, Florida contained in Exhibit A to the Settlement Agreement. CBH and TC are subsidiaries of the Company.

On March 23, 2020, CBH filed the stipulated judgment of eviction (Exhibit I of the Settlement Agreement) with the Circuit Court of the Seventh Judicial District in and for Flagler County, Florida with respect to the real property known as 11 Commerce Boulevard, Palm Coast, Florida and TC filed the stipulated judgment of eviction (Exhibit J of the Settlement Agreement) with the Circuit Court of the Seventh Judicial District in and for Flagler County, Florida with respect to the real property known as 2 Commerce Boulevard, Palm Coast, Florida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: March 23, 2020	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer